WISDOMTREE TRUST

Supplement Dated January 1, 2015

to the currently effective

Summary Prospectus, Statutory Prospectus and

Statement of Additional Information (“SAI”) for the

WisdomTree Equity Funds

The following information supplements and should be read in conjunction with the Prospectuses and SAI listed above for the WisdomTree Equity Funds (the “Funds”).

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Funds. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, ME 04101. The Distributor has no role in determining the policies of any Fund or the securities that are purchased or sold by any Fund.

All references to ALPS Distributors, Inc. are no longer applicable. If you would like additional information, including information about other WisdomTree Funds, please call 1-866-909-9473 (9 a.m. to 6 p.m. Eastern Time) or visit www.wisdomtree.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-999-0115